CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Mar. 31, 2020	Mar. 31, 2019
CONSOLIDATED BALANCE SHEETS
Ordinary shares, par value (in US dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized (in shares)	500,000,000	500,000,000
Ordinary shares, shares issued (in shares)	49,984,223	49,625,303
Ordinary shares, shares outstanding (in shares)	48,818,340	49,204,083
Treasury stock (in shares)	1,165,883	421,220